Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas Low-Load® Variable Universal Life

Prospectus Dated May 1, 2008

Supplement Dated September 9, 2015

On June 24, 2015, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution (the "Plan") under which each of the Neuberger Berman AMT Balanced Portfolio, Class I and the Neuberger Berman AMT Growth Portfolio, Class I (each, a "Merging Fund") will transfer all of its assets to the Neuberger Berman AMT Mid Cap Growth Portfolio, Class I ("Surviving Fund") in exchange for shares of the Surviving Fund.

Under the Plan, each merger will involve the transfer of all of the assets of the Merging Fund to the Surviving Fund in exchange for Surviving Fund shares having an aggregate net asset value equal to the value of the Merging Fund's net assets, the Surviving Fund's assumption of all the liabilities of the Merging Fund, the distribution of Surviving Fund shares to the shareholders of each Merging Fund and the dissolution of each Merging Fund.

As such, on the closing date of the mergers, Merging Fund shareholders will become shareholders of the Surviving Fund and receive shares of the Surviving Fund with a total net asset value equal to that of their shares of the Merging Fund on the closing date. Each merger is designed to be tax-free to shareholders.

The mergers are expected to take place on or about November 6, 2015. As a result of the mergers, November 4, 2015, will be the last day each Merging Fund will accept purchases of shares or exchanges into the Merging Fund. Until that date, you will be able to purchase and exchange shares in each Merging Fund indirectly through the subaccounts corresponding to each Merging Fund (the "Merging Fund Subaccounts"). Effective November 5, 2015, the Surviving Fund will be added as a variable investment option to your variable annuity Contract or variable life insurance Policy. Unless you inform us otherwise, effective, November 5, 2015, any instruction to purchase or exchange shares to the Merging Fund Subaccount will be deemed to be an instruction for the Surviving Fund Subaccount. Effective November 6, 2015, all such instructions that designate the Merging Fund will be deemed to be an instruction for the Surviving Fund Subaccount. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including instructions under any automatic or systematic transfer option.)

If your Contract or Policy remains allocated to the Merging Fund Subaccounts at the time the mergers occur, those units will be replaced by units corresponding to the Surviving Fund Subaccount, and thereafter the value of your Contract or Policy will depend on the performance of the Surviving Fund. The number of Surviving Fund Subaccount units you receive as a result of the mergers will depend on the value of your units in each of the Merging Fund Subaccounts at the time the mergers occur.

Effective November 5, 2015, your prospectus is revised by adding the following:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I – Neuberger Berman LLC ("NB LLC")	Seeks growth of capital.

Effective November 6, 2015, your prospectus is revised by deleting all mention of the Merging Funds.

Please see the fund prospectus for more information about the Surviving Fund, including portfolio operating expenses for the year ended December 31, 2014.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 672 09-15